UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 16, 2005

HERITAGE FINANCIAL GROUP (Exact name of Registrant as specified in its Charter)
United States (State or other jurisdiction of incorporation)	000-51305 (Commission File No.)	45-0479535 (IRS Employer Identification Number)
310 W. Oglethorpe Blvd., Albany, Georgia (Address of principal executive offices)		31701 (Zip Code)
Registrant's telephone number, including area code: (229) 883-5701

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 1 4d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))
Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

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ITEM 2.02	Results of Operations

On August 16, 2005, the Registrant issued a press release announcing its earnings for the quarter ended June 30, 2005. A copy of the press release is attached as Exhibit 99 to this Current Report on Form 8-K and incorporated by reference herein.

ITEM 9.01	Financial Statements and Exhibits

(c) Exhibits

Exhibit 99 - Press Release dated August 16, 2005

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SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

HERITAGE FINANCIAL GROUP

Date: August 17, 2005	By: /s/ O. Leonard Dorminey O. Leonard Dorminey President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
99	Press Release dated August 16, 2005

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